UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5928

Smith Barney Small Cap Core Fund, Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end:	December 31
Date of reporting period:	December 31, 2004

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

SMITH BARNEY
SMALL CAP CORE FUND, INC.

STYLE PURE SERIES | ANNUAL REPORT | DECEMBER 31, 2004

Smith Barney Mutual Funds

Your Serious Money. Professionally Managed.®

Your Serious Money. Professionally Managed.® is a registered service mark of Citigroup Global Markets Inc.

NOT FDIC INSURED • NOT BANK GUARANTEED • MAY LOSE VALUE

	Style Pure Series

	Annual Report • December 31, 2004

	SMITH BARNEY SMALL CAP CORE FUND, INC.
FUND OBJECTIVE
	What’s Inside
The fund seeks long-term capital appreciation by investing principally in the stocks of companies with relatively small market capitalizations representing several industries and sectors.
	Letter from the Chairman	1

	Manager Overview	3

	Fund at a Glance	5

	Fund Expenses	6

	Fund Performance	8

	Historical Performance	9

	Schedule of Investments	10

	Statement of Assets and Liabilities	21

	Statement of Operations	22

	Statements of Changes in Net Assets	23

	Financial Highlights	24

	Notes to Financial Statements	26

	Report of Independent Registered Public Accounting Firm	33

	Additional Information	34

	Important Tax Information	36

LETTER FROM THE CHAIRMAN

Dear Shareholder,

The stock market rallied at the start of the past year, but then slid into a fairly limited trading range that endured for most of the year, only to rally again sharply in the fourth quarter. Most major equity market indexes reported reasonable gains for 2004 and several indexes recorded double-digit growth. In many cases, most of those returns were achieved on the performance gains made in November and December alone.

Record-high energy prices, rising short-term interest rates, a growing trade deficit, uncertainty over the domestic employment situation, presidential election politics, and the situation in Iraq all pressured the stock market for much of the year. Strength in the domestic economy was fairly selective, with stronger returns seen broadly in the energy, utilities and materials sectors while the information technology, health care, consumer staples and financials sectors languished for much of the period.

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Small capitalization and value-oriented stocks tended to enjoy the strongest performance over the past twelve months, while large-cap and more growth-oriented stocks posted generally positive but weaker results. International stocks typically outperformed the broad U.S. market, as foreign returns were boosted by the weaker U.S. dollar, which set record lows against some currencies. Stocks outperformed bonds in general, which suffered late in the year as the U.S. Federal Reserve Board (“Fed”)i continued to incrementally raise the federal funds rateii.

The U.S. economy has entered its fourth year of expansion since the 2001 recession. After a slow start in 2002 and the first half of 2003, the economic expansion has gained traction over the past six quarters as corporations repaired balance sheets and earlier cost-cutting began to pay dividends. Although a series of one-off events – surging oil prices, hurricanes, the waning effects of 2002-2003 tax cuts, etc. – undoubtedly restrained growth in 2004, the economy proved resilient enough to grow an average of 4% over the past four quartersiii and the outlook going forward is for similar performance in 2005.

Please read on for a more detailed look at prevailing economic and market conditions during the fund’s fiscal year and to learn how those conditions have affected fund performance.

Information About Your Fund

As you may be aware several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators.The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”) and Citicorp Trust Bank (“CTB”), an affiliate of CAM, that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against CAM, CTB, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of an internal transfer

1   Smith Barney Small Cap Core Fund, Inc.   |   2004 Annual Report

agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund. For further information, please see the “Additional Information” note in the Notes to the Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

February 3, 2005

2   Smith Barney Small Cap Core Fund, Inc.   |   2004 Annual Report

MANAGER OVERVIEW

Market Overview

The economic expansion entered its fourth year at the close of 2004. Led by strong consumer and business investment demand, the balance of growth was quite healthy. Job growth accelerated last year, as continued profit growth increased corporate willingness to hire. With improving earnings fundamentals, the equity market performed well, particularly during the fourth quarter of the year. Energy stocks were among the biggest contributors because of historically high oil prices and solid earnings. As investors began to focus their attention on higher quality stocks with solid dividends and strong cash flow, less-cyclical industries such as foods, chemicals, and building materials also realized substantial gains. The outcome of the presidential election removed some uncertainties surrounding the health care and defense industries. However, technology stocks were generally weak, despite an impressive start in January. Concerns on terrorism, oil prices, and weak profits also led to a significant decline in the auto & transportation sector, especially the airlines. In the next several weeks, as retail sales data from the holiday season trickle out, the equity market could potentially experience more volatility as investors reposition their portfolios for the coming year.

Performance Review

For the 12 months ended December 31, 2004, Class A shares of the Smith Barney Small Cap Core Fund, excluding sales charges, returned 16.94%. These shares underperformed the fund’s unmanaged benchmark, the Russell 2000 Indexiv, which returned 18.33% for the same period. They also underperformed the Lipper Small-Cap Core funds category average1, which was 18.34%.

PERFORMANCE SNAPSHOT AS OF DECEMBER 31, 2004 (excluding sales charges) (unaudited)

	6 Months	12 Months
Class A Shares	10.37%	16.94%
Russell 2000 Index	10.83%	18.33%
Lipper Small-Cap Core Funds Category Average	10.50%	18.34%

The performance shown represents past performance.  Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarneymutualfunds.com.

Performance figures may reflect reimbursements and/or fee waivers, without which the performance would have been lower.

Class A share returns assume the reinvestment of income dividends and capital gains distributions, if any, at net asset value and the deduction of all fund expenses.  Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned 10.00%, Class C shares returned 9.92% and Class Y shares returned 10.58% over the six months ended December 31, 2004. Excluding sales charges, Class B shares returned 16.14%, Class C shares returned 16.05% and Class Y shares returned 17.48% over the twelve months ended December 31, 2004.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any,  calculated among the 593 funds for the six-month period and among the 557 funds for the 12-month period in the fund’s Lipper category and excluding sales charges.

Stock selection, primarily in the finance and health care sectors, contributed positively to the performance of the fund in comparison to the benchmark during the period. However, in general, our holdings in the

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 557 funds in the fund’s Lipper category, and excluding sales charges.

3   Smith Barney Small Cap Core Fund, Inc.   |   2004 Annual Report

information technology and materials sectors did not perform well. The three biggest individual contributors to performance were Coldwater Creek Inc., Southwestern Energy Co., and Landstar System Inc. Coldwater Creek Inc., a specialty retailer, posted higher earnings than the consensus estimate in the past quarter. The upside surprise was primarily due to an aggressive expansion of its retail stores. Southwestern Energy Company benefited from favorable energy prices and delivered strong earnings growth. Landstar System Inc. traded higher due to strong demand for commercial delivery drivers and increased its revenue substantially in the trucking business. Conversely, Conexant Systems Inc., MKS Instruments Inc., and Sharper Image Corp. negatively impacted our performance. Conexant Systems Inc. significantly lowered its earnings guidance for the fourth quarter. The company lost market share in the wireless networking segment and its balance sheet also deteriorated. MKS Instruments Inc. fell on concerns that the company might not meet its earnings growth target. Its aggressive acquisition strategy had not resulted in sustainable business momentum. Sharper Image Corp. suffered from slower revenue growth due to soft demand for its new products. The consensus earnings estimate for the second quarter was reduced to adjust for the difficult market environment.

Thank you for your investment in the Smith Barney Small Cap Core Fund, Inc. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund’s investment goals.

Sincerely,

Small Cap Core Team

January 20, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2004 and are subject to change and may not be representative of the portfolio manager’s current or future investments.  The fund’s top ten holdings (as a % of net assets) as of this date were: Beazer Homes USA, Inc. (0.9%), Biosite Inc. (0.8%), New Century Financial Corp. (0.8%), Aztar Corp. (0.7%), Landstar System, Inc. (0.7%), Southwestern Energy Co. (0.7%), Jarden Corp. (0.6%), Tesoro Petroleum Corp. (0.6%), Silicon Valley Bancshares (0.6%) and Coldwater Creek Inc. (0.6%). Please refer to pages 10 through 20 for a list and percentage breakdown of the fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The fund’s top five sector holdings (as a % of net assets) as of December 31, 2004 were: Financials (22.1%); Industrials (16.6%); Information Technology (14.9%); Consumer Discretionary (14.7%); Healthcare (11.6%).  The fund’s portfolio composition is subject to change at any time.

RISKS:  Keep in mind, stocks of small-cap companies often experience sharper price fluctuations than stocks of mid- and large-cap companies. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance.

All index performance reflects no deduction for fees, expenses or taxes.  Please note an investor cannot invest directly in an index.

[i]	The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iii

As measured by gross domestic product (“GDP”), a market value of goods and services produced by labor and property in a given country. Source:  Bureau of Economic Analysis, U.S. Department of Commerce, December 22, 2004.

iv

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

4   Smith Barney Small Cap Core Fund, Inc.   |   2004 Annual Report

Fund at a Glance (unaudited)

Investment Breakdown

5   Smith Barney Small Cap Core Fund, Inc.   |   2004 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2004 and held for the six months ended December 31, 2004.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)

Class A	10.37%	$1,000.00	$1,103.70	1.31%	$6.93

Class B	10.00	1,000.00	1,100.00	1.99	10.50

Class C(4)	9.92	1,000.00	1,099.20	2.01	10.61

Class Y	10.58	1,000.00	1,105.80	0.78	4.13

(1)	For the six months ended December 31, 2004.
(2)

Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares.Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)

Expenses (net of voluntary fee waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

(4)	On April 29, 2004, Class L shares were renamed as Class C shares.

6   Smith Barney Small Cap Core Fund, Inc.   |   2004 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(2)

Class A	5.00%	$1,000.00	$1,018.55	1.31%	$6.65

Class B	5.00	1,000.00	1,015.13	1.99	10.08

Class C(3)	5.00	1,000.00	1,015.03	2.01	10.18

Class Y	5.00	1,000.00	1,021.22	0.78	3.96

(1)	For the six months ended December 31, 2004.
(2)

Expenses (net of voluntary fee waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

(3)	On April 29, 2004, Class L shares were renamed as Class C shares.

7   Smith Barney Small Cap Core Fund, Inc.   |   2004 Annual Report

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)

	Class A(3)	Class B	Class C(4)	Class Y

Twelve Months Ended 12/31/04	16.94%	16.14%	16.05%	17.48%

Five Years Ended 12/31/04	5.62	4.79	4.81	6.06

Ten Years Ended 12/31/04	11.66	N/A	N/A	N/A

Inception* through 12/31/04	9.24	7.62	7.72	6.94

	With Sales Charges(5)

	Class A(3)	Class B	Class C(4)	Class Y

Twelve Months Ended 12/31/04	11.11%	11.14%	15.05%	17.48%

Five Years Ended 12/31/04	4.55	4.63	4.81	6.06

Ten Years Ended 12/31/04	11.09	N/A	N/A	N/A

Inception* through 12/31/04	8.87	7.62	7.72	6.94

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)

Class A (12/31/94 through 12/31/04)	201.24%

Class B (Inception* through 12/31/04)	73.65

Class C(4) (Inception* through 12/31/04)	74.97

Class Y (Inception* through 12/31/04)	62.18

(1)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(2)

Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares.

(3)

The Fund converted from a closed-end fund to an open-end fund on June 23, 1997. Prior to that date, its shares were traded on the American Stock Exchange. As of June 23, 1997, all existing shares were converted to Class A shares. The total returns noted for Class A shares may have been different if the Fund had been an open-end fund from inception. All historical performance information for Class A shares through June 23, 1997 is based on net asset value while it was a closed-end fund. Closed-end funds are not subject to the same legal requirements as open-end funds, especially to liquidity requirements.

(4)	On April 29, 2004, Class L shares were renamed as Class C shares.
(5)

Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Prior to June 23, 1997, dividends were reinvested according to the Fund’s dividend reinvestment plan, thereafter at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment. The 1.00% initial sales charge on Class C shares is no longer imposed effective February 2, 2004.

*	Inception dates for Class A, B, C and Y shares are January 23, 1990, June 25, 1997, June 24, 1997 and October 17, 1997, respectively.

8   Smith Barney Small Cap Core Fund, Inc.   |   2004 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the Smith Barney Small Cap Core Fund, Inc. vs. the Russell 2000 Index†

†

Hypothetical illustration of $10,000 invested on December 31, 1994, assuming reinvestment of dividends and capital gains, if any, through December 31, 2004. As of June 23, 1997, all existing shares became Class A shares. The Fund operated as a closed-end mutual fund until June 23, 1997. Prior to that date, its shares were traded on the American Stock Exchange, and dividends were eligible for reinvestment through the Fund’s dividend reinvestment plan; since that time, dividends have been reinvested at net asset value. Current total return information is based on net asset value while it was a closed-end fund. For purposes of this illustration, the current maximum front-end sales charge for Class A shares of 5.00% has been used to compute the initial account value. Closed-end funds are not subject to the same legal requirements as open-end funds, especially with respect to liquidity requirements; therefore, the performance indicated above may have been different had the Fund been an open-end fund since inception. The Russell 2000 Index is comprised of 2,000 of the smallest stocks in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown also do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

9   Smith Barney Small Cap Core Fund, Inc.   |   2004 Annual Report

Schedule of Investments	December 31, 2004

SHARES	SECURITY	VALUE

COMMON STOCK — 98.1%
CONSUMER DISCRETIONARY — 14.7%

Auto Components — 0.6%
81,044	Aftermarket Technology Corp. (a)	$1,304,808
76,395	Standard Motor Products, Inc. (b)	1,207,041

		2,511,849

Automobiles — 0.4%
45,912	Thor Industries, Inc. (b)	1,701,040

Distributors — 0.1%
25,162	Handleman Co. (b)	540,480

Hotels, Restaurants & Leisure — 4.0%
48,901	Argosy Gaming Co. (a)(c)	2,283,677
90,128	Aztar Corp. (a)(b)(c)	3,147,270
42,884	CEC Entertainment Inc. (a)	1,714,073
145,212	CKE Restaurants, Inc. (a)(b)	2,107,026
62,315	Dave & Buster’s, Inc. (a)(b)	1,258,763
197,600	La Quinta Corp. (a)	1,796,184
27,938	Pinnacle Entertainment, Inc. (a)	552,614
62,800	Scientific Games Corp. (a)	1,497,152
63,507	Sonic Corp. (a)	1,936,963
29,322	Speedway Motorsports, Inc.	1,148,836

		17,442,558

Household Durables — 2.9%
69,368	American Greetings Corp., Class A Shares	1,758,479
27,851	Beazer Homes USA, Inc. (b)(c)	4,072,095
34,285	Hooker Furniture Corp.	778,269
15,999	Standard-Pacific Corp.	1,026,176
29,534	The Toro Co.	2,402,591
76,559	Universal Electronics Inc. (a)	1,347,438
10,540	WCI Communities, Inc. (a)(b)	309,876
37,970	The Yankee Candle Co., Inc. (a)	1,259,845

		12,954,769

Internet & Catalog Retail — 0.8%
83,416	Coldwater Creek Inc. (a)	2,575,052
26,916	Priceline.com Inc. (a)(b)	634,948
10,926	Stamps.com Inc. (a)(b)	173,068

		3,383,068

Leisure Equipment & Products — 0.1%
20,413	RC2 Corp. (a)	665,464

Media — 0.8%
67,100	Catalina Marketing Corp.	1,988,173
81,488	Mediacom Communications Corp., Class A Shares (a)(b)	509,300
3,035	Pulitzer, Inc.	196,820
10,141	R.H. Donnelley Corp. (a)	598,826

		3,293,119

See Notes to Financial Statements.

10   Smith Barney Small Cap Core Fund, Inc.   |   2004 Annual Report

Schedule of Investments (continued)	December 31, 2004

SHARES	SECURITY	VALUE

Multiline Retail — 0.6%
76,726	ShopKo Stores, Inc. (a)(b)	$1,433,241
34,403	Tuesday Morning Corp. (a)(b)	1,053,764

		2,487,005

Specialty Retail — 3.3%
83,332	Aaron Rents, Inc. (b)(c)	2,083,300
15,229	Building Materials Holding Corp.	583,118
2,173	The Buckle, Inc.	64,104
217,467	Charming Shoppes, Inc. (a)	2,037,666
45,968	Dick’s Sporting Goods, Inc. (a)(b)	1,615,775
104,540	The Finish Line, Inc., Class A Shares (b)	1,913,082
7,499	Guitar Center, Inc. (a)(b)	395,122
76,829	Hughes Supply, Inc.	2,485,418
52,537	Jos. A. Bank Clothiers, Inc. (a)(b)	1,486,797
50,700	Lithia Motors Inc., Class A Shares	1,359,774
44,769	Rent-Way, Inc. (a)(b)	358,600
54,944	Wilsons The Leather Experts Inc. (a)(b)	214,281

		14,597,037

Textiles & Apparel — 1.1%
24,780	Guess?, Inc. (a)	310,988
40,180	Phillips-Van Heusen Corp.	1,084,860
51,309	Quiksilver, Inc. (a)	1,528,495
65,047	Wolverine World Wide, Inc.	2,043,777

		4,968,120

	TOTAL CONSUMER DISCRETIONARY	64,544,509

CONSUMER STAPLES — 2.6%

Beverages — 0.0%
2,580	Coca-Cola Bottling Co., Consolidated (b)	147,215

Food & Drug Retailing — 0.6%
46,988	Great Atlantic & Pacific Tea Co., Inc. (a)(b)	481,627
52,860	Nash Finch Co. (b)	1,995,994

		2,477,621

Food Products — 1.7%
24,344	Chiquita Brands International, Inc. (a)(b)	537,029
35,220	Corn Products International, Inc.	1,886,383
41,292	Delta & Pine Land Co. (b)	1,126,446
28,927	John B. Sanfilippo & Son, Inc. (a)(b)	745,738
72,334	Lance, Inc.	1,376,516
32,053	Ralcorp Holdings, Inc.	1,343,982
9,740	USANA Health Sciences, Inc. (a)(b)	333,108

		7,349,202

Personal Products — 0.3%
40,831	Chattem, Inc. (a)	1,351,505

	TOTAL CONSUMER STAPLES	11,325,543

See Notes to Financial Statements.

11   Smith Barney Small Cap Core Fund, Inc.   |   2004 Annual Report

Schedule of Investments (continued)	December 31, 2004

SHARES	SECURITY	VALUE

ENERGY — 5.0%

Energy Equipment & Services — 2.5%
50,360	Cal Dive International, Inc. (a)	$2,052,170
15,798	CARBO Ceramics Inc.	1,090,062
38,300	Dril-Quip, Inc. (a)	929,158
242,140	Grey Wolf, Inc. (a)	1,276,078
23,647	Lone Star Technologies, Inc. (a)	791,229
36,871	Maverick Tube Corp. (a)	1,117,191
44,078	Offshore Logistics, Inc. (a)	1,431,213
37,360	Unit Corp. (a)	1,427,525
35,252	Veritas DGC Inc. (a)(b)	789,997

		10,904,623

Oil & Gas — 2.5%
11,337	Cabot Oil & Gas Corp.	501,662
56,863	Cimarex Energy Co. (a)	2,155,108
27,246	The Houston Exploration Co. (a)	1,534,222
21,164	KCS Energy, Inc. (a)	312,804
245,409	Mission Resources Corp. (a)	1,433,188
43,339	Plains Exploration & Production Co. (a)	1,126,814
37,635	Swift Energy Co. (a)	1,089,157
82,947	Tesoro Petroleum Corp. (a)	2,642,690

		10,795,645

	TOTAL ENERGY	21,700,268

FINANCIALS — 22.1%

Banks — 9.9%
14,426	AMCORE Financial, Inc.	464,229
67,815	Anchor BanCorp Wisconsin, Inc.	1,976,807
51,260	BancorpSouth, Inc.	1,249,206
60,133	BankUnited Financial Corp., Class A Shares (a)	1,921,249
4,592	Capital City Bank Group, Inc. (b)	191,946
6,826	Capital Corp. of the West	320,829
40,086	Cathay General Bancorp	1,503,225
56,797	Community Bank System, Inc.	1,604,515
51,147	CVB Financial Corp. (b)	1,358,464
20,524	Downey Financial Corp.	1,169,868
55,582	East West Bancorp, Inc.	2,332,221
28,717	First BanCorp. of Puerto Rico	1,823,817
30,341	First Charter Corp.	794,024
26,025	First Community Bancorp of California	1,111,268
5,548	First Community Bancshares, Inc. (b)	200,172
45,351	First Financial Holdings, Inc. (b)	1,484,792
13,260	First Merchants Corp.	375,258
32,795	First Niagara Financial Group, Inc. (b)	457,490
4,640	FirstFed Financial Corp. (a)	240,677
22,126	Flushing Financial Corp.	443,848
18,847	Greater Bay Bancorp (b)	525,454
26,496	Independent Bank Corp. of Massachusetts	894,240
32,728	iPayment Holdings, Inc. (a)	1,620,691
36,273	Irwin Financial Corp. (b)	1,029,790

See Notes to Financial Statements.

12   Smith Barney Small Cap Core Fund, Inc.   |   2004 Annual Report

Schedule of Investments (continued)	December 31, 2004

SHARES	SECURITY	VALUE

Banks — 9.9% (continued)
3,373	MBT Financial Corp.	$78,490
4,933	National Penn Bancshares, Inc. (b)	136,637
17,533	Partners Trust Financial Group, Inc.	204,259
12,190	PFF Bancorp, Inc.	564,763
11,573	PrivateBancorp, Inc. (b)	372,998
24,142	Prosperity Bancshares, Inc. (b)	705,188
28,230	Provident Bankshares Corp.	1,026,725
15,582	Santander BanCorp	469,953
25,585	Seacoast Banking Corp. of Florida	569,266
57,893	Silicon Valley Bancshares (a)	2,594,764
36,076	Southwest Bancorp of Oklahoma, Inc.	883,140
29,389	Sterling Bancshares of Texas, Inc.	419,381
57,918	Sterling Financial Corp. of Spokane (a)	2,273,861
29,889	Susquehanna Bancshares, Inc.	745,731
53,015	TierOne Corp.	1,317,423
43,972	Trustmark Corp.	1,366,210
8,055	U.S.B. Holding Co., Inc.	200,570
47,315	Umpqua Holdings Corp.	1,192,811
59,882	Wilshire Bancorp Inc. (a)(b)	990,448
11,779	Wintrust Financial Corp. (b)	670,932
24,152	WSFS Financial Corp.	1,456,849

		43,334,479

Diversified Financials — 1.4%
53,808	Cash America International, Inc. (b)	1,599,712
51,026	CharterMac	1,247,075
44,689	Credit Acceptance Corp. (a)(b)	1,137,335
31,861	Gladstone Capital Corporation (b)	755,106
8,774	MTC Technologies, Inc. (a)(b)	294,543
29,419	Portfolio Recovery Associates, Inc. (a)(b)	1,212,651

		6,246,422

Insurance — 3.6%
37,265	American Physicians Capital, Inc. (a)	1,342,285
50,289	AmerUs Group Co. (b)	2,278,092
32,300	FPIC Insurance Group Inc. (a)	1,142,774
80,022	Horace Mann Educators Corp.	1,526,820
46,283	Infinity Property & Casualty Corp.	1,629,162
32,824	LandAmerica Financial Group, Inc. (b)	1,770,198
91,788	Ohio Casualty Corp. (a)	2,130,399
50,537	Stewart Information Services Corp.	2,104,866
52,661	UICI	1,785,208

		15,709,804

Real Estate — 7.2%
82,713	Acadia Realty Trust	1,348,222
22,829	Alexandria Real Estate Equities, Inc.	1,698,934
85,304	Anthracite Capital, Inc.	1,054,357
56,305	Bedford Property Investors, Inc.	1,599,625
51,546	Brandywine Realty Trust	1,514,937
27,558	CarrAmerica Realty Corp.	909,414

See Notes to Financial Statements.

13   Smith Barney Small Cap Core Fund, Inc.   |   2004 Annual Report

Schedule of Investments (continued)	December 31, 2004

SHARES	SECURITY	VALUE

Real Estate — 7.2% (continued)
64,119	Commercial Net Lease Realty	$1,320,851
45,304	Corrections Corp. of America (a)	1,832,547
26,092	Entertainment Properties Trust	1,162,399
170,731	Equity Inns Inc.	2,004,382
31,945	Gables Residential Trust (b)	1,143,312
59,166	Jones Lang LaSalle Inc. (a)	2,213,400
34,380	Kilroy Realty Corp.	1,469,745
44,330	LaSalle Hotel Properties	1,411,024
43,529	Maguire Properties, Inc.	1,195,306
225,830	MeriStar Hospitality Corp. (a)	1,885,681
16,712	Newcastle Investment Corp. (b)	531,107
51,483	New Century Financial Corp.	3,290,279
61,268	Senior Housing Properties Trust	1,160,416
39,187	Summit Properties Inc.	1,275,929
93,333	Trammell Crow Co. (a)	1,690,261

		31,712,128

	TOTAL FINANCIALS	97,002,833

HEALTHCARE — 11.6%

Biotechnology — 3.0%
90,285	Abgenix, Inc. (a)(b)	933,547
47,707	Alexion Pharmaceuticals, Inc. (a)(b)	1,202,216
59,930	Applera Corp.-Celera Genomics Group (a)	824,038
147,869	CuraGen Corp. (a)(b)	1,058,742
48,878	CV Therapeutics, Inc. (a)(b)	1,124,194
79,627	ISIS Pharmaceuticals, Inc. (a)(b)	469,799
10,707	Kos Pharmaceuticals, Inc. (a)(b)	403,011
110,400	Maxygen Inc. (a)	1,412,016
58,579	Myriad Genetics, Inc. (a)(b)	1,318,613
88,406	SciClone Pharmaceuticals, Inc. (a)(b)	327,102
44,562	Serologicals Corp. (a)(b)	985,711
28,285	Techne Corp. (a)	1,100,287
18,535	United Therapeutics Corp. (a)(b)	836,855
39,638	Vicuron Pharmaceuticals Inc. (a)(b)	690,098
15,338	ZymoGenetics, Inc. (a)(b)	352,774

		13,039,003

Healthcare Equipment & Supplies — 2.4%
8,807	Advanced Medical Optics, Inc. (a)	362,320
54,098	Biosite Inc. (a)(b)	3,329,191
66,926	Candela Corp. (a)(b)	760,279
51,160	Hologic, Inc. (a)	1,405,365
18,215	Intuitive Surgical, Inc. (a)(b)	728,964
25,536	Inverness Medical Innovations, Inc. (a)(b)	640,954
62,279	Palomar Medical Technologies, Inc. (a)(b)	1,623,614
32,089	Staar Surgical Co. (a)(b)	200,235
66,144	TriPath Imaging, Inc. (a)(b)	593,312
28,688	VISX, Inc. (a)	742,159
7,386	Young Innovations, Inc. (b)	249,130

		10,635,523

See Notes to Financial Statements.

14   Smith Barney Small Cap Core Fund, Inc.   |   2004 Annual Report

Schedule of Investments (continued)	December 31, 2004

SHARES	SECURITY	VALUE

Healthcare Providers & Services — 4.8%
24,171	The Advisory Board Co. (a)	$891,426
51,451	Amedisys, Inc. (a)(b)	1,666,498
35,073	America Service Group, Inc. (a)	938,904
28,166	AMERIGROUP Corp. (a)(b)	2,131,040
44,096	Centene Corp. (a)	1,250,122
94,477	First Horizon Pharmaceutical Corp. (a)(b)	2,162,579
44,178	Genesis HealthCare Corp. (a)	1,547,555
32,422	LabOne, Inc. (a)	1,038,801
40,156	LifePoint Hospitals, Inc. (a)(b)	1,398,232
80,162	Option Care, Inc. (b)	1,377,985
34,889	PDI, Inc. (a)	777,327
57,479	Per-Se Technologies, Inc. (a)(b)	909,893
16,930	RehabCare Group, Inc. (a)	473,871
98,434	Res-Care, Inc. (a)	1,498,165
103,578	Select Medical Corp.	1,822,973
22,048	Sierra Health Services, Inc. (a)(b)	1,215,065

		21,100,436

Pharmaceuticals — 1.4%
108,921	ARIAD Pharmaceuticals, Inc. (a)(b)	809,283
14,338	AtheroGenics, Inc. (a)(b)	337,803
58,176	Bone Care International, Inc. (a)(b)	1,620,202
167,452	Pain Therapeutics, Inc. (a)(b)	1,207,329
72,992	Perrigo Co.	1,260,572
20,784	Pharmion Corp. (a)(b)	877,293

		6,112,482

	TOTAL HEALTHCARE	50,887,444

INDUSTRIALS — 16.6%

Aerospace and Defense — 1.3%
16,727	Applied Signal Technology, Inc.	589,627
43,500	Armor Holdings, Inc. (a)	2,045,370
9,519	DRS Technologies, Inc. (a)	406,556
38,571	Engineered Support Systems, Inc.	2,284,175
8,411	Herley Industries, Inc. (a)(b)	171,080

		5,496,808

Air Freight & Courier — 0.4%
36,774	Hub Group, Inc., Class A Shares (a)(b)	1,920,338

Airlines — 0.7%
48,961	Alaska Air Group, Inc. (a)(b)	1,639,704
99,075	Pinnacle Airlines Corp. (a)	1,381,106

		3,020,810

Building Products — 1.0%
95,417	Apogee Enterprises, Inc.	1,279,542
30,470	ElkCorp	1,042,683
20,370	Simpson Manufacturing Co., Inc.	710,913
43,700	Watsco, Inc.	1,539,114

		4,572,252

See Notes to Financial Statements.

15   Smith Barney Small Cap Core Fund, Inc.   |   2004 Annual Report

Schedule of Investments (continued)	December 31, 2004

SHARES	SECURITY	VALUE

Commercial Services & Supplies — 2.9%
44,906	ACE Cash Express, Inc. (a)	$1,331,912
22,860	CCC Information Services Group Inc. (a)(b)	507,721
14,710	Charles River Associates Inc. (a)(b)	687,987
39,151	Consolidated Graphics, Inc. (a)	1,797,031
15,389	CoStar Group Inc. (a)	710,664
61,685	eFunds Corp. (a)	1,481,057
6,400	FTI Consulting, Inc. (a)(b)	134,848
59,819	Gevity HR, Inc.	1,229,879
44,238	Headwaters Inc. (a)(b)	1,260,783
24,731	Healthcare Services Group, Inc.	515,394
34,534	Laureate Education Inc. (a)	1,522,604
88,352	Sotheby’s Holdings, Inc. (a)	1,604,472

		12,784,352

Construction & Engineering — 1.0%
60,643	Dycom Industries, Inc. (a)	1,850,824
48,199	Granite Construction Inc.	1,282,093
80,382	Perini Corp. (a)	1,341,576

		4,474,493

Electrical Equipment — 2.8%
107,456	Generale Cable Corp. (a)(b)	1,488,266
29,727	The Genlyte Group Inc. (a)	2,547,009
29,425	II-VI Inc. (a)	1,250,268
67,271	Paxar Corp. (a)	1,491,398
54,617	Rayovac Corp. (a)(b)	1,669,096
56,498	Regal-Beloit Corp.	1,615,843
78,533	Thomas & Betts Corp. (a)	2,414,890

		12,476,770

Industrial Conglomerates — 0.1%
13,705	Raven Industries, Inc.	292,054

Machinery — 4.1%
15,896	Astec Industries, Inc. (a)	273,570
25,692	Ceradyne, Inc. (a)(b)	1,469,839
30,600	CLARCOR, Inc.	1,675,962
8,411	CUNO Inc. (a)(b)	499,613
32,621	Dionex Corp. (a)(b)	1,848,632
14,024	ESCO Technologies Inc. (a)	1,074,940
132,248	Flanders Corp. (a)(b)	1,269,581
47,430	Gardner Denver Inc. (a)(b)	1,721,235
42,891	IDEX Corp.	1,737,086
72,630	JAKKS Pacific, Inc. (a)(b)	1,605,849
43,610	Joy Global Inc.	1,893,982
13,146	Kennametal Inc.	654,276
13,704	Mueller Industries, Inc.	441,269
12,783	Oshkosh Truck Corp.	874,102
17,266	Terex Corp. (a)	822,725

		17,862,661

Marine — 0.3%
27,536	Overseas Shiploading Group, Inc.	1,519,987

See Notes to Financial Statements.

16   Smith Barney Small Cap Core Fund, Inc.   |   2004 Annual Report

Schedule of Investments (continued)	December 31, 2004

SHARES	SECURITY	VALUE

Road & Rail — 2.0%
33,947	Arkansas Best Corp.	$1,523,881
28,881	Forward Air Corp. (a)	1,290,981
79,598	Genesee & Wyoming Inc., Class A Shares (a)	2,239,092
40,438	Landstar System, Inc. (a)	2,977,854
8,806	P.A.M. Transportation Services, Inc. (a)	165,113
12,382	U.S. Xpress Enterprises, Inc., Class A Shares (a)	362,793

		8,559,714

	TOTAL INDUSTRIALS	72,980,239

INFORMATION TECHNOLOGY — 14.9%

Communications Equipment — 1.4%
20,747	Arris Group, Inc. (a)(b)	146,059
247,970	Brocade Communications Systems, Inc. (a)(b)	1,894,491
30,931	C-COR.net Corp. (a)	287,658
74,981	Ditech Communications Corp. (a)	1,120,966
264,202	MRV Communications, Inc. (a)	969,621
102,524	Paradyne Networks, Inc. (a)	368,061
186,860	Powerwave Technologies, Inc. (a)	1,584,573

		6,371,429

Computers & Peripherals — 1.5%
206,049	Gateway, Inc. (a)(b)	1,238,354
136,395	Hypercom Corp. (a)(b)	807,458
40,654	Mercury Computer Systems, Inc. (a)	1,206,611
70,671	Presstek, Inc. (a)(b)	684,095
109,625	SimpleTech, Inc. (a)	504,275
981,378	StorageNetworks, Inc. (a)(b)(d)	1
72,436	Synaptics Inc. (a)(b)	2,215,093

		6,655,887

Electronic Equipment & Instruments — 0.8%
29,004	CTS Corp. (b)	385,463
12,509	OSI Systems, Inc. (a)(b)	284,079
22,007	ScanSource, Inc. (a)(b)	1,367,955
58,978	Viisage Technology, Inc. (a)(b)	531,392
8,150	X-Rite, Inc.	130,481
56,759	Zygo Corp. (a)	669,188

		3,368,558

Internet Software & Services — 3.3%
34,200	Allscripts Healthcare Solutions, Inc. (a)	364,914
123,485	CNET Networks, Inc. (a)	1,386,737
201,272	Corillian Corp. (a)	990,258
91,017	CyberSource Corp. (a)	650,772
23,899	Digital River, Inc. (a)(b)	994,437
85,153	Digitas Inc. (a)	813,211
52,981	FileNet Corp. (a)	1,364,790
37,255	InfoSpace, Inc. (a)(b)	1,771,475
116,900	Interwoven, Inc. (a)	1,271,872
10,248	j2 Global Communications, Inc. (a)(b)	353,556
229,740	Net2Phone, Inc. (a)(b)	781,116

See Notes to Financial Statements.

17   Smith Barney Small Cap Core Fund, Inc.   |   2004 Annual Report

Schedule of Investments (continued)	December 31, 2004

SHARES	SECURITY	VALUE

Internet Software & Services — 3.3% (continued)
87,921	Opsware, Inc. (a)(b)	$645,340
75,630	SonicWALL, Inc. (a)	477,982
48,644	United Online, Inc. (a)(b)	560,865
41,237	Websense, Inc. (a)	2,091,540

		14,518,865

IT Consulting & Services — 1.5%
44,225	Agilysys, Inc.	758,016
36,767	Answerthink Inc. (a)	171,334
54,765	Forrester Research, Inc. (a)(b)	982,484
19,328	Keane, Inc. (a)	284,122
136,194	Sapient Corp. (a)(b)	1,077,295
24,700	SRA International, Inc. Class A Shares (a)	1,585,740
16,811	Synnex Corp. (a)(b)	404,473
59,327	TNS Inc. (a)	1,296,295

		6,559,759

Semiconductor Equipment & Products — 2.0%
11,565	ADE Corp., Massachusetts (a)(b)	216,497
56,312	FormFactor Inc. (a)	1,528,308
9,230	Genesis Microchip Inc. (a)(b)	149,711
83,135	Microsemi Corp. (a)	1,443,224
113,706	Microtune, Inc. (a)	694,744
89,428	Silicon Image, Inc. (a)(b)	1,471,985
71,822	SIPEX Corp. (a)	336,127
153,662	Skyworks Solutions, Inc. (a)(b)	1,449,033
47,790	Supertex, Inc. (a)	1,037,043
3,698	Varian Semiconductor Equipment Associates, Inc. (a)(b)	136,271
28,755	White Electronic Designs Corp. (a)	182,019

		8,644,962

Software — 4.4%
46,033	ANSYS, Inc. (a)	1,475,818
17,134	Borland Software Corp. (a)	200,125
40,734	Cerner Corp. (a)(b)	2,165,827
87,150	Dendrite International, Inc. (a)	1,690,710
28,141	EPIQ Systems, Inc. (a)(b)	411,984
65,751	FARO Technologies, Inc. (a)	2,050,116
31,913	Kronos Inc. (a)	1,631,712
16,644	MICROS Systems, Inc. (a)	1,299,231
20,289	MRO Software, Inc. (a)	264,163
85,615	MSC.Software Corp. (a)(b)	896,389
211,581	Parametric Technology Corp. (a)	1,246,212
26,045	SAFENET, Inc. (a)(b)	956,893
64,636	SeaChange International, Inc. (a)(b)	1,127,252
73,118	THQ Inc. (a)(b)	1,677,327
56,005	TIBCO Software Inc. (a)	747,107
28,715	Ulticom, Inc. (a)(b)	460,301
17,801	Verity, Inc. (a)	233,549
39,922	Witness Systems, Inc. (a)	697,038

		19,231,754

	TOTAL INFORMATION TECHNOLOGY	65,351,214

See Notes to Financial Statements.

18   Smith Barney Small Cap Core Fund, Inc.   |   2004 Annual Report

Schedule of Investments (continued)	December 31, 2004

SHARES	SECURITY	VALUE

MATERIALS — 6.1%

Chemicals — 2.5%
43,065	Albemarle Corp.	$1,667,046
36,645	Cabot Microelectronics Corp. (a)(b)	1,467,632
44,900	Cytec Industries Inc.	2,308,758
24,093	FMC Corp. (a)	1,163,692
4,439	Georgia Gulf Corp.	221,062
97,611	Hercules Inc. (a)	1,449,523
311	Kronos Worldwide, Inc.	12,673
60,892	NL Industries, Inc.	1,345,713
44,202	OM Group, Inc. (a)	1,433,029

		11,069,128

Containers & Packaging — 1.4%
65,794	Caraustar Industries, Inc. (a)	1,106,655
48,172	Crown Holdings, Inc. (a)	661,883
62,327	Jarden Corp. (a)(b)	2,707,485
92,907	Longview Fibre Co.	1,685,333

		6,161,356

Metals & Mining — 2.2%
105,530	AK Steel Holding Corp. (a)(b)	1,527,019
94,656	Allegheny Technologies Inc. (c)	2,051,196
6,937	Commercial Metals Co.	350,735
39,291	Reliance Steel & Aluminum Co.	1,530,777
13,873	Schnitzer Steel Industries, Inc., Class A Shares (b)	470,711
47,051	Steel Dynamics, Inc. (b)	1,782,292
88,637	Stillwater Mining Co. (a)	998,053
110,128	USEC Inc.	1,067,140

		9,777,923

	TOTAL MATERIALS	27,008,407

TELECOMMUNICATION SERVICES — 1.3%

Diversified Telecommunications Services — 0.8%
325,131	Cincinnati Bell Inc. (a)	1,349,294
30,655	Commonwealth Telephone Enterprises, Inc. (a)	1,522,327
100,639	Time Warner Telecom, Inc., Class A Shares (a)	438,786

		3,310,407

Wireless Telecommunication Services — 0.5%
96,958	Boston Communications Group (a)	895,892
179,559	UbiquiTel Inc. (a)(b)	1,278,460

		2,174,352

	TOTAL TELECOMMUNICATION SERVICES	5,484,759

UTILITIES — 3.2%

Electric Utilities — 0.9%
12,899	CH Energy Group, Inc. (b)	619,797
139,199	CMS Energy Corp. (a)(b)	1,454,630
18,977	IDACORP, Inc.	580,127
58,832	PNM Resources Inc.	1,487,861

		4,142,415

See Notes to Financial Statements.

19   Smith Barney Small Cap Core Fund, Inc.   |   2004 Annual Report

Schedule of Investments (continued)	December 31, 2004

SHARES	SECURITY	VALUE

Gas Utilities — 2.0%
49,696	Atmos Energy Corp.	$1,359,186
35,801	Energen Corp.	2,110,469
15,900	South Jersey Industries, Inc.	835,704
27,380	Southern Union Co. (a)(b)	656,572
56,849	Southwestern Energy Co. (a)	2,881,676
18,911	UGI Corp.	773,649

		8,617,256

Multi-Utilities — 0.2%
46,386	Avista Corp.	819,640

Water Utilities — 0.1%
22,091	American States Water Co. (b)	574,366

	TOTAL UTILITIES	14,153,677

	TOTAL COMMON STOCK
	(Cost — $323,927,160)	430,438,893

FACE
AMOUNT

SHORT-TERM INVESTMENTS — 1.2%

U.S. TREASURY BILLS (e) — 0.1%
$ 325,000	U.S. Treasury Bills, due 3/17/05 (Cost — $323,538)	323,627

REPURCHASE AGREEMENT — 1.1%
4,822,000	Bank of America Corp. dated 12/31/04, 2.150% due 1/3/05; Proceeds at maturity — $4,822,864; (Fully collateralized by U.S. Government Agency Obligations, 0.000% to 7.375% due 1/17/05 to 7/15/32; Market value — $4,918,559) (Cost — $4,822,000)	4,822,000

	TOTAL SHORT-TERM INVESTMENTS
	(Cost — $5,145,538)	5,145,627

	TOTAL INVESTMENTS — 99.3%
	(Cost — $329,072,698*)	435,584,520
	Other Assets in Excess of Liabilities — 0.7%	2,893,900

	TOTAL NET ASSETS — 100.0%	$438,478,420

SHARES

LOANED SECURITIES COLLATERAL
92,983,318	State Street Navigator Securities Lending Trust Prime Portfolio (Cost — $92,983,318)	$92,983,318

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan (see Notes 1 and 3).
(c)	All or a portion of this security is segregated for open futures contracts.
(d)	Security is valued in good faith at fair value by or under the direction of the Board of Directors.
(e)	All or a portion of this security is held as collateral for open futures contracts.
*	Aggregate cost for federal income tax purposes is $329,179,336.

See Notes to Financial Statements.

20   Smith Barney Small Cap Core Fund, Inc.   |   2004 Annual Report

Statement of Assets and Liabilities	December 31, 2004

ASSETS:
Investments, at value (Cost — $329,072,698)	$435,584,520
Loaned securities collateral, at value (Cost — $92,983,318) (Notes 1 and 3)	92,983,318
Cash	978
Receivable for Fund shares sold	2,758,376
Dividends and interest receivable	528,105
Receivable from broker-variation margin on open futures contracts	2,250
Prepaid expenses	39,355

Total Assets	531,896,902

LIABILITIES:
Payable for loaned securities collateral (Notes 1 and 3)	92,983,318
Management fee payable	236,626
Payable for Fund shares reacquired	37,435
Administration fee payable	36,404
Transfer agency services payable	25,075
Distribution plan fees payable	21,150
Directors’ fee payable	4,263
Accrued expenses	74,211

Total Liabilities	93,418,482

Total Net Assets	$438,478,420

NET ASSETS:
Par value of capital shares (Note 6)	$26,279
Capital paid in excess of par value	329,270,625
Undistributed net investment income	113,594
Accumulated net realized gain from investment transactions and futures contracts	2,492,930
Net unrealized appreciation of investments and futures contracts	106,574,992

Total Net Assets	$438,478,420

Shares Outstanding:
Class A	2,323,560

Class B	1,357,247

Class C	1,404,529

Class Y	21,193,999

Net Asset Value:
Class A (and redemption price)	$16.45

Class B *	$15.36

Class C *	$15.36

Class Y (and redemption price)	$16.88

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 5.00%)	$17.32

*	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

21   Smith Barney Small Cap Core Fund, Inc.   |   2004 Annual Report

Statement of Operations	For the Year Ended December 31, 2004

INVESTMENT INCOME:
Dividends	$4,685,864
Securities lending	207,623
Interest	112,100
Less: Foreign withholding tax	(3,695)

Total Investment Income	5,001,892

EXPENSES:
Management fee (Note 2)	3,245,464
Distribution plan fees (Notes 2 and 4)	505,168
Administration fee (Note 2)	499,302
Transfer agency services (Notes 2 and 4)	143,289
Custody	67,251
Audit and legal	57,301
Shareholder communications (Note 4)	41,445
Registration fees	41,383
Directors' fees	6,646
Other	18,667

Total Expenses	4,625,916
Less: Administration fee waiver (Notes 2 and 8)	(25,933)

Net Expenses	4,599,983

Net Investment Income	401,909

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Realized Gain From :
Investment transactions	41,552,080
Futures contracts	1,935,743

Net Realized Gain	43,487,823

Net Change in Unrealized Appreciation/Depreciation of Investments and Futures Contracts	29,380,672

Net Gain on Investments and Futures Contracts	72,868,495

Increase in Net Assets From Operations	$73,270,404

See Notes to Financial Statements.

22   Smith Barney Small Cap Core Fund, Inc.   |   2004 Annual Report

Statements of Changes in Net Assets	For the Years Ended December 31,

	2004	2003

OPERATIONS:
Net investment income	$401,909	$720,267
Net realized gain	43,487,823	23,744,021
Net change in unrealized appreciation/depreciation	29,380,672	112,588,859

Increase in Net Assets From Operations	73,270,404	137,053,147

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 and 5):
Net investment income	—	(576,178)
Net realized gains	(6,640,272)	—

Decrease in Net Assets From Dividends and Distributions to Shareholders	(6,640,272)	(576,178)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	74,033,531	60,244,741
Net asset value of shares issued for reinvestment of dividends and distributions	1,207,953	—
Cost of shares reacquired	(195,014,497)	(22,966,847)

Increase (Decrease) in Net Assets From Fund Share Transactions	(119,773,013)	37,277,894

Increase (Decrease) in Net Assets	(53,142,881)	173,754,863

NET ASSETS:
Beginning of year	491,621,301	317,866,438

End of year*	$438,478,420	$491,621,301

* Includes undistributed net investment income of:	$113,594	$341,942

See Notes to Financial Statements.

23   Smith Barney Small Cap Core Fund, Inc.   |   2004 Annual Report

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class A Shares(1)	2004		2003	2002	2001	2000

Net Asset Value, Beginning of Year	$14.29		$10.22	$12.80	$12.91	$14.26

Income (Loss) From Operations:
Net investment income (loss)	(0.04)		(0.00)*	(0.02)	(0.01)	0.02
Net realized and unrealized gain (loss)	2.46		4.07	(2.56)	(0.10)	0.15

Total Income (Loss) From Operations	2.42		4.07	(2.58)	(0.11)	0.17

Less Distributions From:
Net realized gains	(0.26)		—	—	—	(1.52)

Total Distributions	(0.26)		—	—	—	(1.52)

Net Asset Value, End of Year	$16.45		$14.29	$10.22	$12.80	$12.91

Total Return(2)	16.94%		39.82%	(20.16)%	(0.85)%	1.57%

Net Assets, End of Year (000s)	$38,216		$40,198	$27,281	$33,576	$41,457

Ratios to Average Net Assets:
Expenses	1.28	%(3)	1.13%	1.26%	1.23%	1.16%
Net investment income (loss)	(0.27)		(0.01)	(0.17)	(0.08)	0.15

Portfolio Turnover Rate	84%		119%	83%	87%	101%

Class B Shares(1)	2004		2003	2002	2001	2000

Net Asset Value, Beginning of Year	$13.45		$9.71	$12.26	$12.45	$13.92

Income (Loss) From Operations:
Net investment loss	(0.14)		(0.10)	(0.10)	(0.10)	(0.09)
Net realized and unrealized gain (loss)	2.31		3.84	(2.45)	(0.09)	0.14

Total Income (Loss) From Operations	2.17		3.74	(2.55)	(0.19)	0.05

Less Distributions From:
Net realized gains	(0.26)		—	—	—	(1.52)

Total Distributions	(0.26)		—	—	—	(1.52)

Net Asset Value, End of Year	$15.36		$13.45	$9.71	$12.26	$12.45

Total Return(2)	16.14%		38.52%	(20.80)%	(1.53)%	0.72%

Net Assets, End of Year (000s)	$20,845		$21,613	$17,627	$24,557	$27,801

Ratios to Average Net Assets:
Expenses	2.00	%(3)	2.02%	2.00%	1.97%	1.97%
Net investment loss	(0.99)		(0.90)	(0.93)	(0.82)	(0.65)

Portfolio Turnover Rate	84%		119%	83%	87%	101%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)

Peformance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)

The administrator voluntarily waived a portion of its administration fee for the year ended December 31, 2004. The acutal expense ratios for Class A and Class B shares did not change due to this voluntary waiver.

*	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

24   Smith Barney Small Cap Core Fund, Inc.   |   2004 Annual Report

Financial Highlights (continued)
For a share of each class of capital stock outstanding throughout each year ended December 31:

Class C Shares(1)(2)	2004		2003	2002	2001	2000

Net Asset Value, Beginning of Year	$13.46		$9.71	$12.26	$12.45	$13.91

Income (Loss) From Operations:
Net investment loss	(0.14)		(0.10)	(0.10)	(0.10)	(0.09)
Net realized and unrealized gain (loss)	2.30		3.85	(2.45)	(0.09)	0.15

Total Income (Loss) From Operations	2.16		3.75	(2.55)	(0.19)	0.06

Less Distributions From:
Net realized gains	(0.26)		—	—	—	(1.52)

Total Distributions	(0.26)		—	—	—	(1.52)

Net Asset Value, End of Year	$15.36		$13.46	$9.71	$12.26	$12.45

Total Return(3)	16.05%		38.62%	(20.80)%	(1.53)%	0.79%

Net Assets, End of Year (000s)	$21,577		$20,285	$14,419	$18,108	$18,256

Ratios to Average Net Assets:

Expenses	2.00	%(4)	2.03%	1.99%	1.98%	1.96%
Net investment loss	(0.99)		(0.91)	(0.91)	(0.82)	(0.64)

Portfolio Turnover Rate	84%		119%	83%	87%	101%

Class Y Shares(2)	2004		2003	2002	2001	2000

Net Asset Value, Beginning of Year	$14.59		$10.42	$13.00	$13.07	$14.37

Income (Loss) From Operations:
Net investment income	0.03		0.04	0.03	0.04	0.07
Net realized and unrealized gain (loss)	2.52		4.15	(2.60)	(0.09)	0.15

Total Income (Loss) From Operations	2.55		4.19	(2.57)	(0.05)	0.22

Less Dividends and Distributions From:
Net investment income	—		(0.02)	(0.00)*	(0.01)	—
Net realized gains	(0.26)		—	—	—	(1.52)
Return of Capital	—		—	(0.01)	(0.01)	—

Total Dividends and Distributions	(0.26)		(0.02)	(0.01)	(0.02)	(1.52)

Net Asset Value, End of Year	$16.88		$14.59	$10.42	$13.00	$13.07

Total Return(3)	17.48%		40.21%	(19.77)%	(0.37)%	1.91%

Net Assets, End of Year (000s)	$357,840		$409,525	$258,539	$295,812	$279,935

Ratios to Average Net Assets:
Expenses	0.78	%(4)	0.80%	0.80%	0.80%	0.79%
Net investment income	0.22		0.32	0.29	0.36	0.52

Portfolio Turnover Rate	84%		119%	83%	87%	101%

(1)	On April 29, 2004, Class L shares were renamed as Class C shares.
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)

Peformance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(4)

The administrator voluntarily waived a portion of its administration fee for the year ended December 31, 2004. If such fees were not voluntarily waived, the actual expense ratio would have been 0.79% for Class Y shares. The actual expense ratio for Class C shares did not change due to this voluntary waiver.

*	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

25   Smith Barney Small Cap Core Fund, Inc.   |   2004 Annual Report

Notes to Financial Statements

1. Organization and Significant Accounting Policies

The Smith Barney Small Cap Core Fund, Inc. (“Fund”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities traded on national securities markets are valued at the last sales price on such markets. Securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Over-the-counter securities are valued at last sales price or, if there is no official closing price that day, at the mean between the bid and asked prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the pricing market for such securities.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest.To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures Contracts. The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the futures contracts. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts. The Fund enters into such contracts typically to hedge a portion of the portfolio. The risks associated with entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction.

(d) Lending of Portfolio Securities. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least

26   Smith Barney Small Cap Core Fund, Inc.   |   2004 Annual Report

Notes to Financial Statements (continued)

equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned.The custodian establishes and maintains the collateral in a segregated account.The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.The Fund also maintains exposure for the risk of any loss in the investment securities loaned. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

(e) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method.

(f ) Dividends and Distributions to Shareholders. Dividends from net investment income and distributions from net realized gains to shareholders for the Fund, if any, are declared at least annually. Dividends and distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution, transfer agency services and shareholder communications fees relating to a specific class are charged directly to that class.

(h) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $16,885,196 has been reclassified between accumulated net realized gain from investment transactions and paid-in capital due to gains realized for book purposes on an in-kind distribution of securities that are not recognized for tax purposes and tax adjustments associated with securities involved in an in-kind distribution of securities. Additionally, $784,762 has been reclassified between undistributed net investment income and accumulated net realized gain from investment transactions due to book/tax differences of distributions from Real Estate Investment Trusts. Finally, $154,505 has been reclassified between paid-in capital and undistributed net investment income due to a net operating loss and tax adjustments associated with securities involved in an in-kind distribution of securities. These reclassifications have no effect on net assets or net asset values per share.

2. Management Agreement and Other Transactions with Affiliates

Travelers Investment Management Company (“TIMCO”),an indirect wholly-owned subsidiary of Citigroup Inc.(“Citigroup”), acts as investment manager to the Fund.The Fund pays TIMCO a management fee calculated at the annual rate of 0.65% of the Fund’s average daily net assets.This fee is calculated daily and paid monthly.

Smith Barney Fund Management LLC (“SBFM”), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s administrator. As compensation for its services, the Fund pays SBFM an administration fee calculated at the annual rate of 0.10% of the Fund’s average daily net assets.This fee is calculated daily and paid monthly.

27   Smith Barney Small Cap Core Fund, Inc.   |   2004 Annual Report

Notes to Financial Statements (continued)

During the year ended December 31, 2004, SBFM voluntarily waived a portion of its administration fee amounting to $25,933.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) acts as the Fund’s sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended December 31, 2004, the Fund paid transfer agent fees of $76,512 to CTB.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s distributor.

On February 2, 2004, initial sales charges on Class L shares were eliminated. Effective April 29, 2004, Class L shares were renamed Class C shares.

There is a maximum sales charge of 5.00% for Class A shares.There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment.This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate.These purchases do not incur a sales charge.

For the year ended December 31, 2004, CGM received sales charges of approximately $47,000 and $3,000 on sales of the Fund’s Class A and C shares, respectively. In addition, for the year ended December 31, 2004, CDSCs paid to CGM were approximately $20,000 for Class B shares.

All officers and one Director of the Fund are employees of Citigroup or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended December 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$403,819,942

Sales	506,065,134

At December 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$111,503,453
Gross unrealized depreciation	(5,098,269)

Net unrealized appreciation	$106,405,184

At December 31, 2004, the Fund had the following open futures contracts:

Contracts to Buy:	# of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain

Russell 2000 Index	10	3/05	$3,206,580	$3,269,750	$63,170

28   Smith Barney Small Cap Core Fund, Inc.   |    2004 Annual Report

Notes to Financial Statements (continued)

At December 31, 2004, the Fund loaned securities having a market value of $90,204,115.The Fund received cash collateral amounting to $92,983,318 which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio, a rule 2a-7 money market fund, under the 1940 Act.

4. Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class.The Fund also pays a distribution fee with respect to its Class B and C shares calculated at an annual rate of 0.75% of the average daily net assets of each class, respectively. For the year ended December 31, 2004, total Rule 12b-1 Distribution Plan fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C

Rule 12b-1 Distribution Plan Fees	$98,604	$203,841	$202,723

For the year ended December 31, 2004, total Transfer Agency Service expenses were as follows:

	Class A	Class B	Class C	Class Y

Transfer Agency Service Expenses	$81,393	$30,452	$30,222	$1,222

For the year ended December 31, 2004, total Shareholder Communication expenses were as follows:

	Class A	Class B	Class C	Class Y

Shareholder Communication Expenses	$13,564	$12,844	$12,280	$2,757

5. Dividends and Distributions Paid to Shareholders by Class

	Year Ended December 31, 2004	Year Ended December 31, 2003

Class A
Net realized gains	$594,645	$—

Class B
Net realized gains	$343,316	$—

Class C
Net realized gains	$359,186	$—

Class Y
Net investment income	$—	$576,178
Net realized gains	5,343,125	—

Total	$5,343,125	$576,178

6. Capital Shares

At December 31, 2004, the Fund had 400 million shares of capital stock authorized with a par value of $0.001 per share.The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares. Effective April 29, 2004, the Fund renamed Class L shares as Class C Shares.

29   Smith Barney Small Cap Core Fund, Inc.   |   2004 Annual Report

Notes to Financial Statements (continued)

Transactions in shares of each class were as follows:

	Year Ended December 31, 2004		Year Ended December 31, 2003*

	Shares	Amount	Shares	Amount

Class A
Shares sold	444,691	$6,609,934	662,533	$7,586,542
Shares issued on reinvestment	33,374	541,993	—	—
Shares reacquired	(968,234)	(14,586,498)	(517,966)	(5,895,771)

Net Increase (Decrease)	(490,169)	$(7,434,571)	144,567	$1,690,771

Class B
Shares sold	124,595	$1,742,844	190,167	$2,198,640
Shares issued on reinvestment	21,415	324,658	—	—
Shares reacquired	(395,304)	(5,497,079)	(399,012)	(4,377,392)

Net Decrease	(249,294)	$(3,429,577)	(208,845)	$(2,178,752)

Class C†
Shares sold	156,941	$2,202,711	290,827	$3,391,759
Shares issued on reinvestment	22,498	341,302	—	—
Shares reacquired	(282,482)	(3,953,274)	(267,871)	(2,897,300)

Net Increase (Decrease)	(103,043)	$(1,409,261)	22,956	$494,459

Class Y
Shares sold	4,221,725	$63,478,042	4,001,079	$47,067,800
Shares issued on reinvestment	—	—	—	—
Shares reacquired	(11,097,602)	(170,977,646)	(751,239)	(9,796,384)

Net Increase (Decrease)	(6,875,877)	$(107,499,604)	3,249,840	$37,271,416

† On April 29, 2004, Class L shares were renamed as Class C shares.

7. Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2004	2003

Distributions paid from:
Ordinary income	—	$576,178
Net long-term capital gains	$6,640,272	—

Total Distributions Paid	$6,640,272	$576,178

As of December 31, 2004, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	—
Undistributed long-term capital gains — net	$2,662,737

Total undistributed earnings	2,662,737
Other book/tax temporary differences	50,425	*
Unrealized appreciation	106,468,354	**

Total accumulated earnings — net	$109,181,516

*

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains/(losses) on certain futures contracts and differences in the book/tax treatment of various items.

**

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between the book and tax basis on Real Estate Investment Trusts.

30   Smith Barney Small Cap Core Fund, Inc.   |   2004 Annual Report

Notes to Financial Statements (continued)

8.  Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM;Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate.The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through voluntary fee waivers, a total of approximately $17 million (plus interest), which is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the SEC’s investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

31   Smith Barney Small Cap Core Fund, Inc.   |   2004 Annual Report

Notes to Financial Statements (continued)

9.  Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers (the “Funds”), and directors or trustees of the Funds. The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

32   Smith Barney Small Cap Core Fund, Inc.   |   2004 Annual Report

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors of
Smith Barney Small Cap Core Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Small Cap Core Fund, Inc. (“Fund”) as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presenta-tion.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Small Cap Core Fund, Inc. as of December 31, 2004, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 18, 2005

33   Smith Barney Small Cap Core Fund, Inc.   |   2004 Annual Report

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Smith Barney Small Cap Core Fund, Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund’s transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

Name, Address and Birth Year	Position(s) Held Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Director

Non-Interested Directors:

Lee Abraham 13732 LeHavre Drive Frenchman’s Creek Palm Beach Gardens, FL 33410 Birth Year: 1927	Director	Since 1999	Former Director of Signet Group PLC	27	None

Jane F. Dasher Korsant Partners 283 Greenwich Avenue 3rd Floor Greenwich, CT 06830 Birth Year: 1949	Director	Since 1999	Controller of PBK Holdings Inc., a family investment company	27	None

Donald R. Foley 3668 Freshwater Drive Jupiter, FL 33477 Birth Year: 1922	Director	Since 1993	Retired	27	None

Richard E. Hanson, Jr. 2751 Vermont Route 140 Poultney, VT 05764 Birth Year: 1941	Director	Since 1999	Retired; Former Head of the New Atlanta Jewish Community High School	27	None

Paul Hardin 12083 Morehead Chapel Hill, NC 27514-8426 Birth Year: 1931	Director	Since 1996	Professor of Law & Chancellor Emeritus at the University of North Carolina	34	None

Roderick C. Rasmussen 9 Cadence Court Morristown, NJ 07960 Birth Year: 1926	Director	Since 1993	Investment Counselor	27	None

John P. Toolan 13 Chadwell Place Morristown, NJ 07960 Birth Year: 1930	Director	Since 1993	Retired	27	John Hancock Funds

34   Smith Barney Small Cap Core Fund, Inc.   |   2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Director

Interested Director:

R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), Travelers Investment Adviser, Inc. (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000)	219	None

Officers:

Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003

Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Treasurer of certain mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)

				N/A	N/A

Robert J. Brault CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004

Director of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Director of Internal Control for CAM U.S. Mutual Fund Administration (from 2002 to 2004); Director of Project Management & Information Systems for CAM U.S. Mutual Fund Administration (from 2000 to 2002); Vice President of Mutual Fund Administration at Investors Capital Services (from 1999 to 2000)

				N/A	N/A

Andrew Beagley CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1962	Chief Anti-Money Laundering Compliance Officer	Since 2002

Director of CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering Compliance Officer and Vice President of certain mutual funds associated with Citigroup; Director of

				N/A	N/A
	Chief Compliance Officer	Since 2004

Compliance, Europe, the Middle East and Africa, CAM (from 1999 to 2000); Chief Compliance Officer, SBFM, CFM, TIA, Salomon Brothers Asset Management Limited, Smith Barney Global Capital Management Inc., Salomon Brothers Asset Management Asia Pacific Limited (from 1997 to 1999)

35   Smith Barney Small Cap Core Fund, Inc.   |   2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Director

Robert I. Frenkel CAM 300 First Stamford Place, 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Citigroup	N/A	N/A

*	Each Director and Officer serves until his or her respective successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

Important Tax Information (unaudited)

The Fund paid a long-term capital gain distribution of $0.2571 per share to shareholders of record on December 14, 2004.

Please retain this information for your records.

36   Smith Barney Small Cap Core Fund, Inc.   |     2004 Annual Report

SMITH BARNEY
SMALL CAP CORE FUND, INC.

	DIRECTORS	INVESTMENT MANAGER
	Lee Abraham	Travelers Investment
	Jane F. Dasher	Management Company
Donald R. Foley
	R. Jay Gerken, CFA	ADMINISTRATOR
	Chairman	Smith Barney Fund Management LLC
Richard E. Hanson, Jr.
Paul Hardin
	Roderick C. Rasmussen	DISTRIBUTOR
	John P. Toolan	Citigroup Global Markets Inc.

CUSTODIAN
	OFFICERS	State Street Bank and
	R. Jay Gerken, CFA	Trust Company
President and
Chief Executive Officer
TRANSFER AGENT
	Andrew B. Shoup	Citicorp Trust Bank, fsb.
	Senior Vice President and	125 Broad Street, 11th Floor
	Chief Administrative Officer	New York, New York 10004

Robert J. Brault
	Chief Financial Officer	SUB-TRANSFER AGENT
	and Treasurer	PFPC Inc.
P.O. Box 9699
	Andrew Beagley	Providence, Rhode Island
	Chief Anti-Money	02940-9699
Laundering Compliance
Officer and Chief
Compliance Officer

Robert I. Frenkel
Secretary and
Chief Legal Officer

Smith Barney Small Cap Core Fund, Inc.

This report is submitted for the general information of the shareholders of Smith Barney Small Cap Core Fund, Inc., but it may also be used as sales literature.

SMITH BARNEY SMALL CAP CORE FUND, INC.
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

This report must be preceded or
accompanied by a free prospectus.
Investors should consider the
fund’s investment objectives, risks,
charges and expenses carefully
before investing. The prospectus
contains this and other important
information about the fund. Please
read the prospectus carefully before
investing.

www.smithbarneymutualfunds.com

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

©2004 Citigroup Global Markets Inc. Member NASD, SIPC FD02361 02/05 05-7852

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jane F. Dasher, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Ms. Dasher as the Audit Committee’s financial expert. Ms. Dasher is an "independent" Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	Principal Accountant Fees and Services

(a)	Audit Fees for the Smith Barney Small Cap Core Fund, Inc. were $20,500 and $20,500 for the years ended 12/31/04 and 12/31/03.
(b)	Audit-Related Fees for the Smith Barney Small Cap Core Fund, Inc. were $0 and $0 for the years ended 12/31/04 and 12/31/03.
(c)	Tax Fees for Smith Barney Small Cap Core Fund, Inc. of $2,300 and $2,300 for the years ended 12/31/04 and 12/31/03. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Smith Barney Small Cap Core Fund, Inc.

(d)	All Other Fees for Smith Barney Small Cap Core Fund, Inc. of $0 and $0 for the years ended 12/31/04 and 12/31/03.
(e)	(1) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the "Committee") of the Board of each registered investment company (the "Fund") advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc or one of their affiliates (each, an "Adviser") requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Smith Barney Small Cap Core Fund, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended 12/31/04 and 12/31/03; Tax Fees were 100% and 100% for the years ended 12/31/04 and 12/31/03; and Other Fees were 100% and 100% for the years ended 12/31/04 and 12/31/03.

(f)	N/A
(g)	Non-audit fees billed by the Accountant for services rendered to the Smith Barney Small Cap Core Fund, Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Small Cap Core Fund Inc. Fees billed to and paid by Citigroup Global Markets, Inc. related to the transfer agent matter as fully described in the notes to the financial statements titled “additional information” were $75,000 and $0 for the years ended 12/31/04 and 12/31/03.

(h)	Yes. The Smith Barney Small Cap Core Fund, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Accountant to the Smith Barney Small Cap Core Fund, Inc. or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a)	Code of Ethics attached hereto. Exhibit 99.CODE ETH (b) Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002
Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Small Cap Core Fund, Inc.

By:	/s/ R. Jay Gerken (R. Jay Gerken) Chief Executive Officer of Smith Barney Small Cap Core Fund, Inc.

Date:	March 9, 2005

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken (R. Jay Gerken) Chief Executive Officer of Smith Barney Small Cap Core Fund, Inc.

Date:	March 9, 2005

By:	/s/ Robert J. Brault (Robert J. Brault) Chief Financial Officer of Smith Barney Small Cap Core Fund, Inc.

Date:	March 9, 2005